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                        SECURITIES AND ECHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           March 17, 1999
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                               Alpha Microsystems
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               (Exact name of registrant as specified in charter)


California                          0-10558                  95-3108178
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


     2722 South Fairview Street, Santa Ana, California            92704
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     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code         (714)  957-8500
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

         Attached hereto as Exhibit 99, is a Press Release announcing AlphaServ.com's engagement of an investment banker to seek a private placement of common equity or equity-related securities and assist in a proposed spin-off of its Internet Division.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits:  The following is included with this report:

         Item                                        Exhibit No.
         ----                                        -----------

         Press Release                                   99


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 17, 1999                ALPHA MICROSYSTEMS

                                       By: /s/   Douglas J. Tullio
                                           -------------------------------------
                                           Douglas J. Tullio
                                           President and Chief Executive Officer